Optimize AI Smart Sentiment Event-Driven ETF
Schedule of Investments (Unaudited)
December 31, 2023
	Shares	Value
COMMON STOCKS — 81.02%
Banks — 24.43%
Bank of America Corp.	849	$28,585
Citigroup, Inc.	550	28,292
JPMorgan Chase & Co.	168	28,577
PNC Financial Services Group, Inc.	183	28,338
Wells Fargo & Co.	574	28,252
		142,044
Beverages — 7.49%
Constellation Brands, Inc., Class A	180	43,515

Capital Markets — 19.50%
BlackRock, Inc.	35	28,413
Charles Schwab Corp.	400	27,520
Morgan Stanley	305	28,441
The Goldman Sachs Group, Inc.	75	28,933
		113,307
Consumer Staples Distribution & Retail — 7.64%
Walgreens Boots Alliance, Inc.	1,700	44,387

Health Care Providers & Services — 7.25%
UnitedHealth Group, Inc.	80	42,118

Passenger Airlines — 7.37%
Delta Air Lines, Inc.	1,065	42,845

Semiconductors & Semiconductor Equipment — 7.34%
Taiwan Semiconductor Manufacturing Co. Ltd. – ADR	410	42,640
Total Common Stocks (Cost $470,184)		470,856

EXCHANGE TRADED FUNDS — 16.36%
SPDR S&P 500 ETF Trust	200	95,062
Total Exchange Traded Funds (Cost $91,084)		95,062

SHORT-TERM INVESTMENTS – 1.67%
Money Market Funds — 1.67%
First American Government Obligations Fund, Class X, 5.29% (a)	9,692	9,692
Total Short-Term Investments (Cost $9,692)		9,692

Total Investments (Cost $570,960) — 99.05%		575,610
Other Assets in Excess of Liabilities — 0.95%		5,500
Total Net Assets — 100.00%		$581,110

(a)	The rate quoted is the annualized seven-day effective yield as of December 31, 2023.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

A. Investment Valuation – The following is a summary of the Fund’s pricing procedures. It is intended to be a general discussion and may not necessarily reflect all the pricing procedures followed by the Fund.

Equity securities, including common stocks, preferred stocks, and real estate investment trusts (“REITS”) that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively “Nasdaq”), are valued at the last reported sale price on that exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter (“OTC”) market. If a non-exchanged traded equity security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

In the case of foreign securities, the occurrence of events after the close of foreign markets, but prior to the time the Fund’s NAV is calculated will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. The Fund will value foreign securities at fair value, taking into account such events in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek profit by estimating the Fund’s NAV in advance of the time the NAV is calculated. These securities are categorized in Level 2 of the fair value hierarchy.

Exchange traded funds and closed-end funds are valued at the last reported sale price on the exchange on which the security is principally traded. If, on a particular day, an exchange-traded fund does not trade, then the mean between the most recent quoted bid and asked prices will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (including money market funds), other than exchange-traded funds, are typically valued at their reported NAV per share. To the extent these securities are valued at their NAV per share, they are categorized in Level 1 of the fair value hierarchy.

The Board of Trustees (the "Board”) has adopted a pricing and valuation policy for use by the Fund and its Valuation Designee (as defined below) in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Fund has designated the Adviser as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of the portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of December 31, 2023:

Optimize AI Smart Sentiment Event-Driven ETF
	Level 1	Level 2	Level 3	Total
Investments at Fair Value
Assets
Common Stocks	$470,856	$–	$–	$470,856
Exchange Traded Funds	95,062	–	–	95,062
Short-Term Investments	9,692	–	–	9,692
Total Investments in Securities	$575,610	$–	$–	$575,610

For the period ended December 31, 2023, there were no transfers into or out of Level 3 securities. Refer to the Schedule of Investments for further information on the classifications of investments.